FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 1, 1997

                             EAGLE FINANCIAL CORP.
            ------------------------------------------------------
             (Exact name of registrnt as specified in its charter)


          Delaware                      0-15311                06-1194047
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification Number)


222 Main Street, P.O. Box 1157, Bristol, Connecticut             06010
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     (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code: (860) 314-6400

                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report)

 ITEM 5. OTHER EVENTS.

     On April 1, 1997, Eagle Financial Corp. announced the completion of a $50 million private placement of 10% capital securities due March 15, 2027. The securities were issued by Eagle Financial Corp's recently formed subsidiary, Eagle Financial Capital Trust I.


     The April 1, 1997 press release is attached as Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          99   Press release date April 1, 1997

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                   EAGLE FINANCIAL CORP.



                                   By:  /s/ Mark J. Blum
                                        ---------------------------------
                                        Mark J. Blum
                                        Vice President
                                        Chief Financial Officer and Secretary


Date: April 8, 1997

                                 EXHIBIT INDEX

                                                                 PAGE NUMBER IN
                                                                   SEQUENTIAL
EXHIBIT NUMBER                     EXHIBIT                      NUMBERING SYSTEM
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     99               Press Release dated April 1, 1997